Exhibit 10.10

THIRD AMENDMENT TO (i) OPEN-END MORTGAGE,

SECURITY AGREEMENT AND ASSIGNMENT TO SECURE PRESENT AND FUTURE LOANS UNDER CHAPTER 25 OF TITLE 34 OF THE GENERAL LAWS OF THE STATE OF RHODE ISLAND AND (ii) ASSIGNMENT OF BORROWER’S INTERESTS IN LEASES, RENTS AND PROFITS

Reference is hereby made to (i) an OPEN-END MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT TO SECURE PRESENT AND FUTURE LOANS UNDER CHAPTER 25 OF TITLE 34 OF THE GENERAL LAWS OF THE STATE OF RHODE ISLAND dated as of May 27, 2015 granted to East Boston Savings Bank (hereinafter, the “Mortgagee”), a Massachusetts banking corporation with its principal office at 67 Prospect Street, Peabody, Massachusetts 01960, by GANO HOLDINGS, LLC, a Rhode Island limited liability company (hereinafter, the “Mortgagor”) having a mailing address c/o The Procaccianti Group, 1140 Reservoir Avenue, Cranston, Rhode Island 02920-6032, Attn: James A. Procaccianti, President and CEO, which mortgage (the “Original Mortgage”) was recorded with the Providence Land Evidence Records (“Land Records”) on June 15, 2015 in Book 11142, Page 152, and (ii) an ASSIGNMENT OF BORROWER’S INTEREST IN LEASES, RENTS AND PROFITS dated as of May 27, 2015 from Mortgagor to Mortgagee, which assignment (the “Original Assignment”) was recorded with such Land Records on June 15, 2015 in Book 11144, Page, 181, which Original Mortgage and Original Assignment were previously modified by both a First Amendment to Open-End Mortgage, Security Agreement and Assignment to Secure Present and Future Loans Under Chapter 25 of Title 34 of the General Laws of the State of Rhode Island and an Assignment of Borrower’s Interests in Leases, Rents and Profits recorded with the Land Records on February 12, 2016 in Book 11325, Page 294 (the “First Amendment”), and a Second Amendment to Open-End Mortgage, Security Agreement and Assignment to Secure Present and Future Loans Under Chapter 25 of Title 34 of the General Laws of the State of Rhode Island and an Assignment of Borrower’s Interests in Leases, Rents and Profits recorded with the Land Records on June 7, 2019 in Book 12379, Page 129 (the “Second Amendment”). The Original Mortgage as modified by the First Amendment and Second Amendment is hereinafter referred to as the “Mortgage”, and the Original Assignment is modified by the First Amendment and Second Amendment as hereinafter referred to as the “Assignment”).

WHEREAS, Mortgagee has agreed to amend and restate its existing loans with the Borrower which are secured, in part, by the Mortgage and the Assignment and advance an additional $2,000,000.00 to Mortgagor, all to be evidenced by an Amended and Restated Promissory Note of even date herewith (“2020 Note”) to be secured, in part, by the Mortgage and the Assignment;

NOW THEREFORE, for good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee agree as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Mortgage.

2.	Except where otherwise required by the context, as used in the Loan Documents, the term “Loan” shall refer to the loan evidenced by the 2020 Note, which amends, restates and supplements: (i) the Promissory Note delivered in connection with the Original Mortgage (“Original Note”), and (ii) the Promissory Note executed and delivered in connection with the Second Amendment (“2019 Note”). Except as otherwise required by the context, wherever occurring in the Loan Documents, the term “Note” shall refer to the 2020 Note, and the term “Loan Documents” shall include each and all of the Loan Documents (as defined in the Mortgage) as now existing and/or as hereafter supplemented, amended, modified and/or restated.

3.	Section 4.9 of the Mortgage is and shall hereby be amended by adding the words” After an Event of Default continuing beyond applicable notice and cure periods, “ to the beginning of the first sentence of Section 4.9.

4.	Section 6.3 of the Mortgage is and shall hereby be deleted in its entirety and replaced with the following:

“The sale, transfer, assignment of other disposition of any direct or indirect ownership interest of or in the Mortgagor, or the sale, transfer, assignment , pledge, mortgage or other disposition or grant or any interest in all or any portion of the Collateral other than the Permitted Encumbrances, and notwithstanding anything contained herein or contained in any of the other Loan Documents to the contrary, the following transfers shall be permitted without the consent of or notice to Mortgagee, except as may be limited by the last sentence of this paragraph: such transfers as are either : (i) any transfers, sales, redemptions, pledges, trades and/or issuances of any shares or other interests held directly or indirectly in Procaccianti Hotel REIT, Inc., a Maryland corporation; (ii) transfers permitted by Section 12.2.1.1 and its subsections of the Franchise Agreement (“Franchise Agreement”) between PHR GANO OPCO SUB, LLC (“OpCo”), a Delaware limited liability company, and Hilton Franchise Holding LLC (“HFH”) being entered into in connection herewith, or (iii) specifically permitted in a writing from Mortgagee to Mortgagor dated after the date of this document. Notwithstanding the foregoing, Gano Holdings, LLC (“PropCo”), a Rhode Island limited liability company, and OpCo must always remain subject to direct or indirect Control. “Control” means indirectly, beneficially owned by Procaccianti Hotel REIT, Inc., which entity shall have day to day decision-making under the actual control of one or more of: James Procaccianti, Elizabeth Procaccianti, Greg Vickowski, and/or Ron Hadar, except only for such decisions as are required by law, generally accepted public company corporate custom or by the guidelines required by FINRA or the North American Securities Administrators Association (or similar guidelines, regulations or rules of other similar bodies and entities) with respect to a REIT to be made by its independent board, provided further, however, that such board has at all times no fewer than 40% of its directors being one of the Procaccianti individuals; and provided, finally, that actual management and operation of the Property encumbered by the Mortgage is addressed pursuant to the terms of a Management Agreement similar to the agreement referenced in the Assignment and Subordination of Management Agreement being executed and delivered herewith by the management company named therein, and such company remains wholly owned and controlled by James

Procaccianti, Elizabeth Procaccianti, and other entities subject to their direct or indirect control (as “Control is defined in the Franchise Agreement).”

5.	As modified as provided above, all the terms and provisions of the Mortgage and Assignment remain in full force and effect.

[page ends here – signature page to follow]

IN WITNESS WHEREOF, the Mortgagor has executed this Third Amendment as a sealed instrument as of the 27th day of February, 2020.

MORTGAGOR:

Gano Holdings, LLC, a Rhode Island limited liability company

By:	/s/ James A. Procaccianti
James A. Procaccianti,
its Authorized Signatory

STATE OF RHODE ISLAND

Providence, ss.

On this 26th day of February, 2020, before me, the undersigned notary public, personally appeared James A. Procaccianti, as Authorized Representative of Gano Holdings, LLC, proved to me through satisfactory evidence of identification, which was known to me to be the person whose name is signed on the preceding or attached document, and acknowledged to me that she signed it voluntarily for its stated purpose.

/s/ Natasha V. Ruane
NOTARY PUBLIC
[Affix Notarial Seal]
Printed Name:
My Commission Expires:

IN WITNESS WHEREOF, the Mortgagor has executed this Second Amendment as a sealed instrument as of the date first above written.

MORTGAGEE:

EAST BOSTON SAVINGS BANK

By:	/s/ Jonpaul Sallese
	Name:	Jonpaul Sallese
	Title:	Vice President, Commercial Real Estate

COMMONWEALTH OF MASSACHUSETTS

__________________, ss.

On this _____ day of ____________, 2020, before me, the undersigned notary public, personally appeared Jonpaul Sallese, as Vice President, Commercial Real Estate, of East Boston Savings Bank, proved to me through satisfactory evidence of identification, which was ________________________ to be the person whose name is signed on the preceding or attached document, and acknowledged to me that she signed it voluntarily for its stated purpose.

NOTARY PUBLIC
[Affix Notarial Seal]
Printed Name:
My Commission Expires:

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